                                                                    Exhibit 10.9

                                September 2, 1998


Maxwell Shoe Company Inc.
101 Sprague Street
Hyde Park, Massachusetts  02136

     RE:  Demand Credit Facility
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Ladies and Gentlemen:

     The purpose of this letter is to set forth our mutual understanding concerning a discretionary demand credit facility to be established in favor of Maxwell Shoe Company Inc., a Delaware corporation (the "Borrower"), by
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BankBoston, N.A. (the "Bank") in a maximum principal amount of $35,000,000
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(hereinafter, the "Maximum Credit Amount").  Capitalized terms used and not
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otherwise defined herein are defined in Schedule A hereto.
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1.  Demand Line of Credit.
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     1.1  Demand Line of Credit.  Subject to the terms and conditions contained
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in this Agreement, the Bank has established in favor of the Borrower a demand line of credit (the "Line of Credit") under which the Bank may make
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discretionary advances (the "Demand Loans") in such amounts as may be requested
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by the Borrower, provided that the sum of (a) the aggregate amount of Demand
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Loans outstanding hereunder (after giving effect to all amounts requested) plus
                                                                           ----
(b) the LC Exposure Amount, shall at no time exceed the Maximum Credit Amount. The Line of Credit shall expire on the Expiration Date, unless sooner terminated at the sole discretion of the Bank. The Demand Loans shall be evidenced by the Borrower's demand promissory note in the form attached as Exhibit 1 hereto (the
                                                          ---------
"Demand Note"), payable to the order of the Bank, which Demand Note is hereby
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incorporated herein by reference and made a part hereof.

THE PARTIES ACKNOWLEDGE AND AGREE THAT DEMAND LOANS UNDER THE LINE OF CREDIT WILL BE MADE, AND THE LINE OF CREDIT MAY BE TERMINATED OR REDUCED AT ANY TIME, BY THE BANK IN ITS SOLE DISCRETION AND THAT THE BANK MAY MAKE DEMAND FOR REPAYMENT OF THE DEMAND LOANS AT ANY TIME IN ITS SOLE DISCRETION. WITHOUT LIMITING IN ANY WAY THE BANK'S DISCRETION REGARDING THE DEMAND LOANS OR THE LINE OF CREDIT, THE BORROWER ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS SET FORTH IN THIS AGREEMENT ARE MADE SOLELY AS AN INDUCEMENT TO THE BANK TO ESTABLISH THE LINE OF CREDIT HEREUNDER AND SHALL NOT IN ANY WAY RESTRICT OR COMPROMISE THE

BANK'S DISCRETIONARY RIGHTS TO DEMAND PAYMENT UNDER THE DEMAND NOTE. YOU HEREBY FURTHER ACKNOWLEDGE AND AGREE THAT THE AGREEMENTS CONTAINED HEREIN ARE CONDITIONS PRECEDENT TO THE ESTABLISHMENT OF THE LINE OF CREDIT AND THE MAKING OF THE DEMAND LOANS, AND THAT SUCH AGREEMENTS SHALL NOT BE DEEMED FOR ANY REASON TO BE ALL INCLUSIVE OR TO APPLY TO OR GOVERN EVENTS OR CIRCUMSTANCES WHICH MAY OCCUR, OR CONCERNS WHICH MAY ARISE, AFTER THE DATE HEREOF.

     The occurrence of a breach of any covenant of the Borrower herein, or the determination by the Bank that any representation or warranty now or hereafter made by the Borrower to the Bank was not true or accurate in any material respect when given, shall not be a prerequisite to the Bank's making demand or requiring payment of Demand Loans or refusing to make Demand Loans. The Bank agrees to notify the Borrower promptly following any reduction or termination of the Line of Credit.

     1.2.  Demand Loan Account.  The Bank shall record in an account on its
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books (the "Demand Loan Account") in accordance with customary accounting
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practices (a) all Demand Loans, (b) all payments made by the Borrower on account of Demand Loans and other amounts payable by the Borrower hereunder, and (c) all interest, fees, charges and expenses payable by the Borrower hereunder. At the option of the Bank, prior to the Expiration Date, all payments of interest on the Demand Note and all LC Draw Obligations shall be charged directly to the Demand Loan Account. The debit balance of the Demand Loan Account shall reflect the amount of the Borrower's obligations to the Bank from time to time in respect of Demand Loans and other amounts payable by the Borrower hereunder. At least once each month the Bank may render a statement of account showing as of its date the debit balance of the Demand Loan Account which, unless within 30 days of such date notice to the contrary is received by the Bank from the Borrower, shall be deemed true and correct absent demonstrable error.

     1.3.  Loan Disbursements.  The proceeds of Demand Loans made by the Bank
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shall be deposited by the Bank in immediately available funds in the Borrower's primary operating account with the Bank.

2.  Interest.
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     2.1.  Interest Rates.
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     (a) At the Borrower's option, subject to the terms hereof, each Demand Loan (or one or more portions thereof) shall bear interest from the date advanced until payment in full at (a) the Base Rate or (b) the Adjusted Eurodollar Rate

plus one percent (1.0%).
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     (b) Interest on Demand Loans bearing interest based upon the Base Rate

("Base Rate Loans") shall be due and payable, without setoff, deduction or
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counterclaim, quarterly in arrears on the last day of each calendar quarter, beginning June 30, 1998, and ON DEMAND. The rate on Base Rate Loans shall change on the date of any change in the applicable Base Rate.

     (c) Interest on Demand Loans bearing interest based upon the Adjusted Eurodollar Rate ("Eurodollar Loans") shall be due and payable, without setoff,
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deduction or counterclaim, in arrears, on the last day of the related Interest Period, and ON DEMAND; provided, however, in the case of any Demand Loan having an Interest Period longer than three (3) months, such interest shall be due and payable every three (3) months after the beginning thereof and ON DEMAND.

     (d) Interest on Eurodollar Loans shall be computed on the basis of the actual number of days elapsed over a 360-day year and interest on Base Rate Loans and fees and expenses hereunder shall be computed on the basis of the actual number of days elapsed over a 365-day year. Except as otherwise provided in the definition of the term "Interest Period" with respect to the Eurodollar Loans, if any payment hereunder or under the Demand Note shall be due and payable on a day which is not a Business Day, such payment shall be deemed due on the next following Business Day and interest shall be payable at the applicable rate specified herein through such extension period.

     2.2.  Default Rate.  To the extent permitted by law, interest on overdue
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principal, interest and other amounts due under the Demand Note or this Agreement shall be payable on demand at a rate per annum equal to 2% above the otherwise applicable interest rate.

3.  Requests for Demand Loans; Types of Demand Loans.
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     (a) Except as otherwise provided in the Cash Management Agreement, requests by the Borrower for Demand Loans shall be made in a manner satisfactory to the Bank. Each such request shall be made by the Borrower no later than (a) 11:00 A.M. (Boston time) on the proposed date of any Base Rate Loan and (b) 1:00 P.M. (Boston time) on the third Business Day prior to the proposed date of any Eurodollar Loan. Each such request shall specify (i) the principal amount thereof, (ii) the proposed date thereof, (iii) if such Demand Loan is an Eurodollar Loan, the Interest Period thereof and (iv) whether a Base Rate Loan or a Eurodollar Loan. Each such request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept (if the Bank, in its sole discretion, agrees to honor a request for a Demand Loan) the Demand Loan so requested on the proposed date. Each Eurodollar Loan requested shall be in a minimum amount of $1,000,000; provided, that at no time shall there be more than five separate Interest Periods applicable to outstanding Eurodollar Loans. The Borrower may elect from time to time to convert any outstanding Demand Loan to a Base Rate Loan or Eurodollar Loan, as the case may be, provided that (i) with
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respect to any such conversion of Eurodollar Loans to Base Rate Loans, the Borrower shall provide the Bank with notice in the form requested by the Bank by 11:00 A.M. (Boston time) on the date of such proposed conversion; (ii) with respect to any such conversion of Base Rate Loans to Eurodollar Loans, the Borrower shall provide such notice by 1:00 P.M. (Boston Time) at least two (2) Business Days prior to the date of such proposed conversion; (iii) with respect to any such conversion of a Eurodollar Loan into Base Rate Loan, such conversion shall only be made on the last day of the related Interests Period; (iv) no Base Rate Loans may be converted into Eurodollar Loans after the earlier of demand on the Demand Note or the Expiration Date; and (v) any conversion of less than all of the outstanding Base Rate Loans into Eurodollar Loans shall be in a minimum aggregate principal amount of $1,000,000.

     (b) The Borrower may continue any Eurodollar Loan as such upon the expiration of the related Interest Period by providing the Bank with two (2) Business Days' written notice thereof in the form requested by the Bank;

provided that no Eurodollar Loans may be continued after demand on the Demand
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Note or the Expiration Date. Base Rate Loans shall be deemed to continue as such until Bank's receipt of an appropriate notice requesting conversion thereof to Eurodollar Loans.

4.  Payments and Prepayments of Principal.
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     4.1.  Prepayments, Etc.  The principal amount of the Demand Note may be
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prepaid, in whole or in part, at any time without premium or penalty, other than any payments due in accordance with Section 4.3 in respect of Eurodollar Loans so prepaid. Amounts so prepaid under the Demand Note may be borrowed and reborrowed from time to time, subject to the Bank's sole discretion. In the event the outstanding principal amount of Demand Loans plus the Letter of Credit Exposure exceeds the Maximum Credit Amount, the Borrower shall immediately pay such excess amount in cash to the Bank to be credited to the Demand Loan Account, together with any payments due in accordance with Section 4.3.

     4.2.  Payments.  On demand, or if no demand is made prior to the Expiration
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Date, on the Expiration Date, the Borrower shall repay, without set-off, deduction or counterclaim, all outstanding principal under the Demand Note, together with all unpaid interest thereon and all fees and other amounts due hereunder

     4.3.  Payments Before End of Interest Period.  The Borrower agrees to
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indemnify and hold the Bank harmless from and against any loss, cost or expense (including interest or fees payable to Banks of funds obtained by it in order to maintain any Eurodollar Loans less reinvestment income, and in any event
                              ----
excluding loss of anticipated profits) it may sustain as a consequence of
(a) the Borrower's failure to pay the principal amount of any Eurodollar Loan as and when due (whether at the Expiration Date, by reason of demand or otherwise) or the payment of any Eurodollar Loan on a date that is not the last day of the Interest Period applicable thereto, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given a notice relating thereto, or (c) the making of any payment of a Eurodollar Loan or the making of any conversion of any such Eurodollar Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable to Banks of funds obtained in order to maintain any such Eurodollar Loans. The Borrower shall pay such amount within 15 days after presentation by the Bank of a statement setting forth the amount and the Bank's calculation thereof pursuant hereto, which statement shall be deemed true and correct absent demonstrable error.

5.  Letters of Credit
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     5.1.  Issuance of Letters of Credit.  Subject to all the terms and
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conditions of this Agreement, from time to time prior to the earlier of the Expiration Date or demand hereunder, the Bank may, in its sole discretion, issue for the account of the Borrower one or more irrevocable documentary or stand-by letters of credit (the "Letters of Credit"). The sum of (a) the LC Exposure
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Amount plus (b) the aggregate amount of Demand Loans outstanding shall at no
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time exceed the Maximum Credit Amount. The occurrence of a breach of any covenant of the Borrower herein, or the determination by the Bank that any representation or warranty now or hereafter made by the Borrower to Bank was not true or accurate in any material respect when given, shall not be a prerequisite to the Bank's refusing to issue any Letter of Credit hereunder or to demand payment hereunder.

     5.2  Conditions to Issuance of Letters of Credit; Etc.
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     (a) In its sole discretion, the Bank may, from time to time, agree to issue, extend or renew any Letter of Credit subject to the following conditions:

          (i) Such Letter of Credit may provide for payment in U.S. Dollars or other currencies as requested by the Borrower and shall expire by its terms no later than the earlier to occur of (A) five (5) Business Days prior to the Expiration Date and (B) one year from the date of its issuance (which expiration date may be extended in the sole discretion of the Bank for additional one year periods ending prior to the date referred to in clause (A), above);

          (ii) The form and terms of each Letter of Credit shall be acceptable to the Bank; and

          (iii) Each Letter of Credit shall be issued to support obligations of the Borrower incurred in the ordinary course of its business.

     (b) Whenever the Borrower desires to have a Letter of Credit issued, extended or renewed, the Borrower will furnish to the Bank a written application (on the Bank's customary form) therefor which shall (A) be received by the Bank not less than three Business Days prior to the proposed date of issuance, extension or renewal in the case of a stand-by Letter of Credit, and one Business Day prior to the proposed date of issuance, extension or renewal, in the case of a documentary Letter of Credit (unless Borrower furnishes such request to the Bank through the Bank's "trade key services" procedures in which event such request shall be received by the Bank on the same Business Day) and
(B) specify (1) such proposed date (which must be a Business Day), (2) the expiration date of such Letter of Credit, (3) the name and address of the beneficiary of the Letter of Credit, (4) the amount of such Letter of Credit, and (5) the purpose and proposed form of such Letter of Credit. Each Letter of Credit shall be subject to the Uniform Customs Act and, to the extent not inconsistent therewith, the laws of the Commonwealth of Massachusetts. In the event and to the extent that any provision of such application shall be inconsistent with any provision of this Agreement, then the provisions of this Agreement shall govern.

     5.3.  LC Draw Obligations of the Borrower.  In order to induce the Bank to
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issue, extend and renew each Letter of Credit (which the Bank may do in each instance in its sole discretion), the Borrower hereby agrees to reimburse or pay to the Bank:

     (a) except as otherwise expressly provided in clause (b), after notice from the Bank that any draft presented under such Letter of Credit has been honored by the Bank (i) the amount paid by the Bank under or with respect to such Letter of Credit, plus interest accrued thereon as provided below, and (ii) the amount of any taxes, fees, charges or other reasonable costs and expenses incurred by the Bank in connection with any payment made by the Bank under or with respect to such Letter of Credit; and

     (b) on the Expiration Date or earlier, if demand is made by the Bank, an amount equal to the LC Exposure Amount, which amount shall be held by the Bank as cash collateral for all existing unpaid and potential LC Draw Obligations.

Interest shall accrue on any and all amounts remaining unpaid by the Borrower under this Section 5.3 at any time from the date a draft under a Letter of Credit is honored until the date the LC Draw Obligation is paid by the Borrower at the rate of interest specified in Section 2.2 and shall be payable to the Bank on demand.

     5.4.  Demand Loans to Satisfy LC Draw Obligations.  Unless the Borrower has
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previously satisfied an LC Draw Obligation as demanded, the Bank, in its sole discretion, may make a Demand Loan which is a Base Rate Loan, and the Borrower shall be deemed to have elected to satisfy such LC Draw Obligation arising under
Section 5.3 above by borrowing a Demand Loan which is a Base Rate Loan in the amount thereof and applying the proceeds thereto.

     5.5.  Refunded Amounts.  Unless the Borrower has otherwise failed to
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satisfy its obligations hereunder upon demand, the Bank shall reimburse the Borrower upon the expiration of each Letter of Credit with respect to which the Borrower has satisfied an LC Draw Obligation pursuant to the cash collateral requirement of Section 5.3(b), an amount equal to the difference between the amount of such cash collateral delivered to the Bank for such Letter of Credit, less the amounts of such cash collateral used to pay LC Draw Obligations and taxes, fees, charges and other reasonable costs and expenses of the Bank in connection therewith.

     5.6  Borrower's Obligations Absolute.  The Borrower assumes all risks in
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connection with the Letters of Credit. The Borrower's obligations with respect to Letters of Credit under this Agreement shall be absolute and unconditional under any and all circumstances or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Bank or any beneficiary of a Letter of Credit. The Borrower also agrees that the Bank shall not be responsible for, and the Borrower's LC Draw Obligations shall not be affected by, among other things, (i) the validity, genuineness or enforceability of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, or (ii) any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and in the absence of gross negligence and willful misconduct, shall be binding upon the Borrower and shall not subject the Bank to any liability to the Borrower. The Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel, independent accountants and other experts selected by the Bank.

     5.7  Letter of Credit Fee.  In order to induce the Bank to issue, extend
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and renew each Letter of Credit, the Borrower hereby agrees to pay a fee (in each case, a "Letter of Credit Fee") to the Bank, for each day on the undrawn
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amount under such Letter of Credit on such day at a rate per annum equal to the standard set forth on the Letter of Credit Fee Schedule attached hereto and made a part hereof. In addition, the Borrower shall pay to the Bank any and all standard charges customarily made by the Bank in connection with such issuance, extension or renewal.

6.  Changed Circumstances.
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     6.1.  Eurodollar Loans.  In the event that:
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          (a) on any date on which the Adjusted Eurodollar Rate would otherwise be set, the Bank shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the Interbank Offered Rate in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of the Bank in respect of its Eurodollar Loans are then being conducted, or

          (b) at any time the Bank shall have determined in good faith (which determination shall be final and conclusive) that:

               (i) the making or continuation of, or conversion of any Base Rate Loan to, a Eurodollar Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank eurodollar market by reference to which the Bank determined an applicable Adjusted Eurodollar

                    Rate or where the eurodollar and foreign currency and exchange operations in respect of the Bank's Eurodollar Loans are then being conducted or (2) compliance by the Bank in good faith with any future applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

               (ii) the Adjusted Eurodollar Rate shall no longer represent the effective cost to the Bank for U.S. dollar deposits in the interbank market for eurodollar deposits where the eurodollar and foreign currency and exchange operations in respect of the Bank's Eurodollar Loans are then being conducted;

then, and in any such event, the Bank shall so notify the Borrower. Until the Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the obligation of the Banks to allow selection by the Borrower of Eurodollar Loans shall be suspended. If at the time the Bank so notifies the Borrower, the Borrower has previously given the Bank a request for a Eurodollar Loan or has notified the Bank of the Borrower's intention to convert Base Rate Loans to one or more Eurodollar Loans but such Demand Loans have not yet gone into effect, such notification shall be deemed to be void and the Borrower may choose not to borrow such Demand Loans or to borrow, convert or continue such Loans as Base Rate Loans. Upon such date as the Bank shall specify in such notice, the Borrower shall prepay all outstanding Eurodollar Loans, together with interest thereon (but with no obligation to pay any amounts required to be paid pursuant to Section 5.3(b)). In the event that the Bank determines at any time following the giving of notice pursuant to this clause that the Bank may lawfully make Eurodollar Loans, the Bank shall give notice to the Borrower of such determination, whereupon the Borrower's right to request Eurodollar Loans shall be restored.

     6.2.  All Credit Extensions.  (i) If any change the date hereof in any
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existing or any new law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

          (A) subjects the Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of the Bank imposed by the United States of America or any political subdivision thereof or the jurisdiction in which the Bank is organized or in which it maintains its principal office or in which it maintains the Demand Loans), or

          (B) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or Eurodollar Loans or Letters of Credit issued by the Bank (other than such requirements as are already included in the determination of the Adjusted Eurodollar Rate), or

          (C) imposes upon the Bank any other adverse condition with respect to the Eurodollar Loans or the Letters of Credit or otherwise with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to the Bank, reduce the income receivable by the Bank or impose any expense with respect to any Demand Loan or Letter of Credit (in each case without duplication of amounts described in Section 6.1), the Bank shall so notify the Borrower. The Borrower agrees to pay to the Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, 15 days after presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, in sufficient detail to permit the Borrower to verify the calculation thereof, which statement shall be deemed true and correct absent demonstrable error.

7.  Capital Adequacy.
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     The Bank shall notify the Borrower if the Bank determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, in any case, after the date hereof, or (b) any change in the manner or nature of compliance by the Bank or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on the Bank's or such holding company's capital as a consequence of such agreement to make Demand Loans or issue Letters of Credit hereunder to a level below that which the Bank or such holding company could have achieved but for such adoption, change or compliance (taking into consideration the Bank or such holding company's then existing policies with respect to capital adequacy) by any amount deemed by the Bank to be material. The Borrower agrees to pay to the Bank the amount of such reduction of return of capital as and when such reduction is determined, within fifteen (15) days after presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, in sufficient detail to permit the Borrower to verify such calculation, which statement shall be deemed true and correct absent demonstrable error. In determining such amount, the Bank may use any reasonable averaging and attribution methods used by such Person in similar circumstances. The Bank shall not be entitled to compensation under this Section 7 attributable to any period prior to 90 days before the Bank delivers notice to the Borrower as to such determination.

8.  Accounts.
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     The Borrower agrees to maintain its primary operating and disbursement accounts with the Bank. The Borrower shall further maintain with the Bank all accounts required pursuant to the Cash Management Agreements. The Borrower authorizes the Bank to charge to any deposit account(s) which the Borrower maintains with the Bank, the principal, interest, fees, charges, and expenses provided for in this Agreement, any Letter of Credit or the Demand Note.

9.  Use of Proceeds.
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     The proceeds of the Demand Loans shall be used for working capital purposes and general corporate purposes; provided, however, the Borrower agrees that it
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will not, without the prior written consent of the Bank, use proceeds of the Demand Loans in excess of $5,000,000 to fund all or any part of the purchase price for an acquisition of any other Person or its assets. The Letters of Credit shall be used for letter of credit requirements of the Borrower.

10.  Representations and Warranties.
     ------------------------------

     To induce the Bank to enter into this Agreement, the Borrower represents and warrants as follows, which representations and warranties shall survive the delivery of the Demand Note, the making of all Demand Loans and the issuance of all Letters of Credit:

     10.1.   Organization and Qualification.  The Borrower (i) is a corporation
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duly formed, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is duly qualified and in good standing as a foreign corporation, and duly authorized to do business, in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to so qualify will not have a material adverse effect on the Borrower's assets, business, prospects or condition, financial or otherwise (hereinafter, a

"Material Adverse Effect") and (iv) except as set forth in the Borrower's
------------------------
Periodic Reports, has no subsidiaries.

     10.2.  Authorization, Compliance.  The execution, delivery and performance
            -------------------------
of this Agreement and the Demand Note (collectively, as hereafter amended and modified from time to time, the "Loan Documents") and the transactions
                                 --------------
contemplated by this Agreement and the other Loan Documents are within the corporate power and authority of the Borrower and have been authorized by all necessary corporate proceedings, and do not and will not (i) require any consent or approval of the stockholders of the Borrower, (ii) violate the charter documents or by-laws of the Borrower, (iii) violate any law, rule, order or regulation applicable to the Borrower, (iv) contravene any provision of, or constitute (with due notice or lapse of time or both), a default under, any other agreement, instrument, order or undertaking binding on the Borrower, or
(v) result in the creation or imposition of any lien or encumbrance on any of the properties, assets or rights of the Borrower, except to the extent that any such violation, contravention, default or result described in clauses (iii),
(iv) and (v) above does not, individually or in the aggregate, have a Material Adverse Effect.

     10.3.  Consents, Validity.   The execution, delivery and performance by the
            ------------------
Borrower of the Loan Documents and the transactions contemplated therein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority or any other party. The Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

     10.4.  Financial Statements.  The Borrower has furnished the Bank the
            --------------------
Borrower's financial statements included in the Periodic Reports filed to date. All such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower as of such dates and the results of operations for the periods then ended. There are no liabilities, contingent or otherwise, not disclosed in such financial statements that involve a material amount. Since the date of the most recent Periodic Report filed by the Borrower, there have been no changes in the assets, liabilities, financial condition, business or prospects of the Borrower, other than changes in the ordinary course of business or changes which have not, in the aggregate, had a Material Adverse Effect.

     10.5.  Taxes.  The Borrower has filed all federal, state and other material
            -----
tax returns required to be filed, and has paid or made adequate provision for the payment of all material federal, state and other taxes, charges and assessments shown thereon to be due except where the failure to pay the same is being contested in good faith with adequate reserves provided therefor on the books of the Borrower.

     10.6.  Litigation.  There is no litigation, arbitration, proceeding or
            ----------
investigation pending, or, to the Borrower's knowledge, threatened, against or affecting the Borrower that, if adversely determined, would reasonably be likely
(a) to result in a judgment not fully covered by insurance, where the uncovered portion thereof could have a Material Adverse Effect, or a forfeiture of all or any material part of the Borrower's property, or (b) otherwise to have a Material Adverse Effect.

     10.7.  Compliance with Laws and Agreements.  The Borrower is not in (i)
            -----------------------------------
violation of any provision of law (including without limitation all laws relating to injury to, or protection of, human health or the environment and the Employee Retirement Income Security Act of 1974, as amended), or any order, judgment or decree of any court or other agency of government, the violation of which would reasonably be likely to have a Material Adverse Effect, or (ii) default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default could have a Material Adverse Effect.

     10.8.  Margin Stock.  The Borrower does not own nor does it have any
            ------------
present intention of acquiring, and no portion of any Demand Loan is to be used for the "purpose of purchasing or carrying", any "margin stock" or "margin security" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224, as amended.

11.  Covenants.
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     The Borrower covenants and agrees that, until the Line of Credit is terminated and so long as any Demand Loan or Letter of Credit remains outstanding:

     11.1.  Financial Reporting.  The Borrower will furnish to the Bank:
            -------------------

     (a) as soon as available, but in any event within 120 days after each fiscal year-end, the balance sheet of the Borrower as at the end of, and related statements of income, changes in retained earnings and cash flow for, such year, prepared in accordance with GAAP, and audited and certified by the Accountants on an unqualified basis;

     (b) as soon as available, but in any event within 45 days after the end of each fiscal quarter, the balance sheet of the Borrower as at the end of, and related statements of income for the portion of the fiscal year then ended and the fiscal quarter then ended, prepared by the Borrower and certified by the Borrower's chief financial officer in accordance with GAAP;

     (c) within 60 days after the beginning of each fiscal year, pro forma projections for the Borrower for such fiscal year, prepared on a monthly basis, including projected balance sheets, income statements, cash flow statements and such other statements as the Bank may reasonably request and in form and substance satisfactory to the Bank, all prepared on a basis consistent with the audited financial statements required by Section 11.1(a);

     (d) from time to time, such other financial data and information about the Borrower and its assets, as the Bank may reasonably request; and

     (e) promptly upon the distribution or filing of same, registration statements, prospectives and amendments and supplements thereto and copies of all Periodic Reports, and all reports and other significant communications distributed to the Borrower's shareholders or filed with the S.E.C.

     11.2.  Indebtedness; Encumbrances.  The Borrower will not create, incur,
            --------------------------
assume or suffer to exist (a) any direct or contingent indebtedness except:
(i) existing indebtedness as of the date hereof, (ii) indebtedness to the Bank,
(iii) ordinary course endorsements, (iv) purchase money indebtedness, (v) capital leases and (vi) other indebtedness (in addition to (i)-(v)) at any one time outstanding not in excess of $1,000,000 or (b) any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("Encumbrances"), or assign or otherwise convey any right
                         ------------
to receive income, except:  (i) Encumbrances in favor of the Bank;
(ii) Encumbrances for taxes, fees, assessments and other governmental charges which are not yet delinquent; (iii) subordinate landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under worker's compensation, unemployment insurance, social security laws or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; (iv) mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; (v) liens securing the performance of bids, tenders, contracts (other than for the payment of money); (vi) statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of the Borrower's property or materially impair the use thereof; and (vii) Encumbrances securing purchase money indebtedness, provided that the obligations secured thereby do not exceed the lesser of cost or fair market value of the property covered thereby and each such Encumbrance is at all times limited solely to the item or items of property so acquired.

     11.3.  Maintenance and Insurance.  The Borrower will comply with all laws
            -------------------------
and maintain and keep its properties in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto so that its business may be properly and advantageously conducted at all times. The Borrower at all times will maintain insurance, in such amounts (including, without limitation, so-called "all-perils" coverage at replacement value, "broad form" liability coverage and business interruption insurance and, as to motor vehicles, collision insurance), against such hazards and liabilities and for such purposes as the Bank shall determine is reasonable to insure the value of its assets and as is customary in the industry for companies of established reputation engaged in the same or similar businesses and owning or operating similar properties (the Bank having approved the Borrower's current insurance coverage). The Bank shall be named as additional insured and shall be given 30 days' advance notice of any cancellation or material change in form of insurance.

     11.4.  Negative Pledges, Etc.  Without the Bank's prior written consent,
            ----------------------
the Borrower will not enter into any agreement (excluding this Agreement) prohibiting (a) the Borrower from amending or otherwise modifying this Agreement, or (b) the creation or assumption of any Encumbrance upon the properties, revenues or assets of the Borrower, whether now owned or hereafter acquired.

     11.5.  Other Covenants.  Without the Bank's prior written consent, the
            ---------------
Borrower will not (a) make any dividend or distribution to the Borrower's shareholders, (b) dissolve, liquidate, merge or consolidate with any other Person or (c) sell, lease or otherwise dispose of assets or properties, other than (i) in the ordinary course of business and (ii) sales of assets or properties having a fair market value (as determined in good faith by the Borrower) of less than $3,000,000 in each instance. The Borrower shall, promptly upon the Bank's request, execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank from time to time to effect the purposes of the Loan Documents.

12.  Certain Remedies After Demand; Etc.
     ----------------------------------

     In the event the Borrower shall fail to pay all of the amounts owed to the Bank under this Agreement and the Demand Note on or before the earlier to occur of demand by the Bank or the Expiration Date, or in the event of the filing of any bankruptcy proceeding by or against the Borrower under the Federal Bankruptcy Code, (a) the Line of Credit shall terminate and the Bank may exercise any and all rights it has under any of the Loan Documents, or at law or in equity, and proceed to protect the Bank's rights by any action at law, in equity or other appropriate proceedings and (b) the Borrower shall, on written demand by the Bank, deliver to the Bank cash collateral in an amount equal to the LC Exposure Amount. After the entire LC Exposure Amount shall have been satisfied and all other direct or indirect obligations of the Borrower to the Bank hereunder shall have been paid in full, the balance, if any, of such cash collateral shall be returned to the Borrower.

13.  General.
     -------

     No failure or delay by the Bank in exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the Demand Note are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law. Neither this Agreement nor the Demand Note nor any provision hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Bank and, in the case of amendments, by the Borrower. THIS AGREEMENT AND THE DEMAND NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER SEAL AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS CONTAINED THEREIN). This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, including any holder of the Loan Documents; provided that the Borrower
                                                     --------
may not assign or transfer its rights or obligations hereunder. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.

14.  WAIVER OF JURY TRIAL.
     --------------------

     EACH OF THE BORROWER AND THE BANK AGREES THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE BORROWER OR THE BANK, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO ANY OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

15.  Consent to Jurisdiction.
     -----------------------

     THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR

OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF THE BORROWER'S OBLIGATIONS UNDER OR WITH RESPECT TO THE DEMAND NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

16.  Notices.
     -------

     Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be deemed to have been given when (a) delivered by hand, (b) three days after mailing by certified mail, return receipt requested, or (c) immediately after delivery, by telex, answerback received or electronic facsimile transmission, or to the telegraph company or overnight courier; in each case addressed to such party at its address indicated below:

     (a)  If to the Borrower:

          Maxwell Shoe Company Inc.
          101 Sprague Street
          Hyde Park, MA  02137
          Attention:  Richard J. Bakos
          Telecopier No.:  (617) 364-9058

          and with a copy to:

          Gibson, Dunn & Crutcher LLP
          333 S. Grand Avenue
          Los Angeles, CA  90071
          Attention:  Brian D. Kilb, Esq.
          Telecopier No.:  (213) 229-7520

     (b)  If to the Bank:

          BankBoston, N.A.
          100 Federal Street
          Mail Stop:  01-07-07
          Boston, Massachusetts  02110
          Attention:  Jeffrey R. Westling, Director
          Telecopier No.:  (617) 434-4426

          with a copy to:

          James I. Rubens, Esq.
          Edwards & Angell, LLP
          101 Federal Street, 23rd Floor
          Boston, Massachusetts  02110
          Telecopier No.:  (617) 439-4170

or to any other address specified by such party in writing.

     If the foregoing correctly sets forth your understanding as to the matters contained herein, please sign and return the enclosed counterpart of this Agreement to the Bank.

                                    BANKBOSTON, N.A.



                                    By: /s/ Barbara D. Searle, Vice President
                                        --------------------------------------
                                        Barbara D. Searle, Vice President


ACCEPTED AND AGREED
TO AS OF September 2, 1998


                                    MAXWELL SHOE COMPANY INC.



                                    By: /s/ Mark Cocozza, President
                                        ---------------------------
                                        Mark Cocozza, President